UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Shares	Value
Common Stocks—39.7%
Consumer Discretionary—2.0%
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	308,724	$16,396,332

Media—0.8%
DISH Network Corp., Cl. A1	257,104	14,770,625
Live Nation Entertainment, Inc.[1]	189,520	5,245,913
		20,016,538

Multiline Retail—0.6%
Target Corp.	204,419	15,789,324

Consumer Staples—2.9%
Beverages—0.5%
Coca-Cola Co. (The)	323,580	13,056,453

Tobacco—2.4%
Altria Group, Inc.	386,815	24,729,083
British American Tobacco plc	389,540	21,362,172
Philip Morris International, Inc.	186,400	16,455,392
		62,546,647

Energy—4.4%
Energy Equipment & Services—0.5%
Halliburton Co.	87,898	4,666,505
Schlumberger Ltd.	99,466	8,360,117
		13,026,622

Oil, Gas & Consumable Fuels—3.9%
Canadian Natural Resources Ltd.	141,686	4,781,230
Chevron Corp.	224,479	25,042,877
ConocoPhillips	321,276	15,588,311
EOG Resources, Inc.	110,930	11,372,544
Exxon Mobil Corp.	44,913	3,920,905
Newfield Exploration Co.[1]	185,992	8,410,558
Noble Energy, Inc.	200,844	7,664,207
Occidental Petroleum Corp.	289,930	20,689,405
Valero Energy Corp.	79,178	4,874,198
		102,344,235

Financials—6.7%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	44,200	9,692,618

Commercial Banks—2.4%
JPMorgan Chase & Co.	65,730	5,269,574
M&T Bank Corp.	244,690	35,220,679

1 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Wells Fargo & Co.	412,810	$21,845,905
		62,336,158

Insurance—2.1%
Allstate Corp. (The)	377,120	26,368,230
Chubb Ltd.	236,700	30,297,600
		56,665,830

Real Estate Investment Trusts (REITs)—1.8%
American Assets Trust, Inc.	239,660	9,600,780
Blackstone Mortgage Trust, Inc., Cl. A	694,630	20,894,470
Macerich Co. (The)	87,710	5,954,632
Starwood Property Trust, Inc.	499,980	11,234,551
		47,684,433

Health Care—5.9%
Biotechnology—0.5%
Shire plc, ADR	75,280	13,143,888

Health Care Equipment & Supplies—0.4%
Medtronic plc	148,650	10,852,936

Health Care Providers & Services—2.8%
Cigna Corp.	104,510	14,081,678
Express Scripts Holding Co.[1]	166,000	12,596,080
HCA Holdings, Inc.[1]	109,299	7,748,206
UnitedHealth Group, Inc.	185,594	29,383,242
Universal Health Services, Inc., Cl. B	81,556	10,033,019
		73,842,225

Pharmaceuticals—2.2%
Allergan plc[1]	82,260	15,983,118
Merck & Co., Inc.	237,810	14,551,594
Novartis AG, ADR	201,250	13,837,950
Roche Holding AG	64,442	14,329,854
		58,702,516

Industrials—7.0%
Aerospace & Defense—3.0%
L-3 Communications Holdings, Inc.	57,680	9,100,174
Lockheed Martin Corp.	135,870	36,039,517
Northrop Grumman Corp.	90,200	22,518,430
Raytheon Co.	75,010	11,216,995
		78,875,116

Airlines—0.3%
United Continental Holdings, Inc.[1]	131,706	9,081,129

2 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Commercial Services & Supplies—1.7%
Johnson Controls International plc	379,001	$17,047,465
Republic Services, Inc., Cl. A	524,860	29,124,481
		46,171,946

Industrial Conglomerates—1.8%
General Electric Co.	541,090	16,643,929
Honeywell International, Inc.	262,330	29,889,880
		46,533,809

Road & Rail—0.2%
Union Pacific Corp.	56,320	5,706,906

Information Technology—3.9%
Communications Equipment—0.6%
Cisco Systems, Inc.	217,362	6,481,735
Juniper Networks, Inc.	357,861	9,855,492
		16,337,227

Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	27,530	21,359,976

Semiconductors & Semiconductor Equipment—1.3%
QUALCOMM, Inc.	151,890	10,348,266
Xilinx, Inc.	447,262	24,143,203
		34,491,469

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	268,695	29,696,171

Materials—2.3%
Chemicals—1.0%
Celanese Corp., Cl. A	202,433	16,056,985
Methanex Corp.	268,963	11,834,372
		27,891,357

Containers & Packaging—1.3%
Packaging Corp. of America	162,500	13,773,500
Sonoco Products Co.	371,330	20,100,093
		33,873,593

Telecommunication Services—2.4%
Diversified Telecommunication Services—2.4%
AT&T, Inc.	617,840	23,867,159
BCE, Inc.	502,030	21,627,453
Verizon Communications, Inc.	365,340	18,230,466
		63,725,078

3 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Utilities—2.2%
Electric Utilities—1.6%
Edison International	287,000	$19,736,990
NextEra Energy, Inc.	112,692	12,872,807
PPL Corp.	293,491	9,820,209
		42,430,006

Multi-Utilities—0.6%
CMS Energy Corp.	401,400	16,144,308
Total Common Stocks (Cost $995,646,246)		1,048,414,846

Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[2]	1,833	1,833,000
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[2]	4,500	4,522,500
Total Preferred Stocks (Cost $6,345,342)		6,355,500

	Principal Amount
Asset-Backed Securities—9.6%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.793%, 5/10/32[2,3]	$344,737	343,007
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.808%, 6/15/32[2,4]	32,059,170	25,839,691
Series 2007-1A, Cl. G2, 0.818%, 6/15/32[2,4]	8,054,258	6,613,456
American Credit Acceptance Receivables Trust:
Series 2014-2, Cl. B, 2.26%, 3/10/20[4]	22,983	22,988
Series 2014-3, Cl. B, 2.43%, 6/10/20[4]	797,517	798,564
Series 2014-4, Cl. B, 2.60%, 10/10/17[4]	510,093	511,946
Series 2015-1, Cl. B, 2.85%, 2/12/21[4]	2,395,000	2,408,806
Series 2015-3, Cl. B, 3.56%, 10/12/21[4]	2,130,000	2,164,093
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	425,000	425,449
Series 2014-3, Cl. A, 1.49%, 4/15/20	2,020,000	2,025,551
Series 2014-5, Cl. A, 0.828%, 5/15/20[2]	3,410,000	3,414,880
Series 2015-1, Cl. A, 0.828%, 1/15/20[2]	4,135,000	4,139,061
AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	2,570,000	2,571,644
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,750,000	2,758,589
Series 2013-2, Cl. E, 3.41%, 10/8/20[4]	1,735,000	1,751,548
Series 2013-3, Cl. E, 3.74%, 12/8/20[4]	1,025,000	1,041,297
Series 2013-4, Cl. D, 3.31%, 10/8/19	350,000	356,199
Series 2014-1, Cl. E, 3.58%, 8/9/21	2,040,000	2,078,125
Series 2014-2, Cl. E, 3.37%, 11/8/21	2,200,000	2,229,847
Series 2014-4, Cl. D, 3.07%, 11/9/20	1,860,000	1,892,515
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 1.892%, 3/25/37[2,4]	5,900,000	5,654,997
Series 2007-EMX1, Cl. M1, 2.592%, 3/25/37[2,4]	8,000,000	7,461,730
Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.538%, 9/15/41[2,3]	1,410,391	639,436
Series 2006-1AW, Cl. A1, 0.838%, 9/15/41[2,3]	19,392,876	12,719,458

4 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.188%, 8/16/21[2,4]	$785,000	$788,678
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,095,000	2,092,615
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	726,696
Series 2013-4, Cl. D, 3.22%, 5/20/19	505,000	512,183
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	591,068
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,825,000	1,856,375
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,020,000	1,031,908
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,725,000	1,767,241
Series 2016-2, Cl. D, 3.16%, 11/20/23	405,000	406,413
Series 2016-3, Cl. D, 2.65%, 1/20/24	665,000	657,707
Capital One Multi-Asset Execution Trust:
Series 2007-A1, Cl. A1, 0.588%, 11/15/19[2]	2,170,000	2,169,351
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	2,550,000	2,551,672
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,495,000	3,504,330
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[4]	546,606	547,193
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	315,000	314,903
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	657,747
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,215,000	1,229,781
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,296,091
Series 2016-3, Cl. D, 2.94%, 1/17/23	760,000	749,374
Series 2016-4, Cl. D, 2.91%, 4/17/23	1,710,000	1,681,593
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	545,000	549,458
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	3,155,000	3,155,350
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	2,495,000	2,497,872
Series 2014-A7, Cl. A7, 1.38%, 11/15/19	4,145,000	4,152,589
Series 2016-A6, Cl. A6, 1.10%, 1/15/20	4,280,000	4,273,084
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[4]	180,705	181,271
Series 2014-A, Cl. A, 1.21%, 8/15/18[4]	124,673	124,660
Series 2014-C, Cl. A, 1.31%, 2/15/19[4]	323,123	323,090
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[4]	69,668	69,693
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[4]	1,290,000	1,294,491
Series 2014-2A, Cl. B, 2.67%, 9/15/22[4]	910,000	914,261
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	3,090,000	3,095,174
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[4]	1,950,000	1,963,756
Series 2016-BA, Cl. C, 3.19%, 7/15/22[4]	1,040,000	1,050,160
Series 2016-CA, Cl. D, 4.18%, 3/15/24[4]	1,070,000	1,071,432
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[4]	1,606,202	1,622,352
Series 2014-2A, Cl. D, 3.68%, 4/15/21[4]	2,745,000	2,775,079
Series 2014-3A, Cl. D, 4.47%, 11/15/21[4]	2,370,000	2,422,344
Series 2015-1A, Cl. C, 2.87%, 11/16/20[4]	1,100,000	1,107,339
Series 2016-1A, Cl. B, 2.79%, 5/15/20[4]	1,750,000	1,762,273

5 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2016-4A, Cl. B, 2.02%, 8/17/20[4]	$1,590,000	$1,586,518
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[4]	1,489,325	1,453,329
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 0.992%, 11/16/20[2,4]	3,015,000	3,015,594
Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[4]	413,437	413,906
Series 2014-1A, Cl. C, 3.57%, 7/15/19[4]	1,160,000	1,168,472
Series 2014-2A, Cl. B, 2.17%, 5/15/19[4]	1,534,677	1,537,455
Series 2014-2A, Cl. C, 3.26%, 12/16/19[4]	985,000	991,543
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 2.617%, 2/25/35[2]	6,000,000	5,297,527
First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[4]	1,840,000	1,844,115
Series 2013-3A, Cl. D, 3.67%, 5/15/20[4]	580,000	584,785
Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[4]	85,774	85,752
Series 2014-2, Cl. A, 1.43%, 12/16/19[4]	400,315	400,321
Series 2016-4, Cl. A1, 1.47%, 3/16/20[4]	1,980,000	1,978,953
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	2,420,000	2,406,176
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[4]	191,822	187,963
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,505,000	1,525,213
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[4]	28,997	28,987
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.112%, 7/25/45[2]	13,300,000	11,381,548
Series 2005-HE5, Cl. M3, 1.052%, 11/25/35[2]	4,060,889	3,290,527
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.042%, 12/25/35[2]	5,480,000	5,261,732
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 1.237%, 11/25/35[2]	2,390,000	2,079,240
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.972%, 12/25/35[2]	12,287,000	11,119,455
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Cl. D, 3.892%, 9/27/21[2,4]	495,000	498,301
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 1.312%, 3/25/35[2]	6,430,690	5,498,495
Series 2005-2, Cl. M3, 1.327%, 6/25/35[2]	5,500,000	4,742,921
RASC Series Trust, Series 2006-KS2, Cl. M2, 0.982%, 3/25/36[2]	4,875,000	3,949,920
Raspro Trust, Series 2005-1A, Cl. G, 1.257%, 3/23/24[2,4]	4,987,008	4,819,828
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	899,765
Series 2013-4, Cl. E, 4.67%, 1/15/20[4]	2,055,000	2,097,237
Series 2013-A, Cl. E, 4.71%, 1/15/21[4]	1,530,000	1,573,135
Series 2014-2, Cl. D, 2.76%, 2/18/20	870,000	883,622
Series 2016-2, Cl. D, 3.39%, 4/15/22	720,000	729,288
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.042%, 10/25/35[2]	6,129,000	5,272,719

6 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[4]	$1,423	$1,424
Series 2014-1A, Cl. D, 2.88%, 1/15/20[4]	730,000	726,090
Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	1,155,000	1,156,274
TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[4]	525,000	525,627
Series 2015-1A, Cl. D, 3.53%, 3/15/22[4]	1,075,000	1,079,791
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[4]	718,690	705,029
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[4]	1,410,000	1,414,959
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[4]	1,230,000	1,230,347
Series 2014-2A, Cl. D, 2.86%, 7/15/21[4]	940,000	944,685
Series 2015-1A, Cl. C, 2.29%, 11/16/20[4]	1,435,000	1,442,300
Series 2015-2A, Cl. C, 2.45%, 1/15/21[4]	1,420,000	1,431,030
World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.54%, 8/16/21	2,125,000	2,129,196
Series 2015-C, Cl. A, 1.26%, 3/15/21	1,545,000	1,545,866
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,360,000	1,356,771
Total Asset-Backed Securities (Cost $256,883,740)		253,695,255

Mortgage-Backed Obligations—17.3%
Government Agency—11.3%
FHLMC/FNMA/FHLB/Sponsored—9.8%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	293,887	302,271
5.00%, 12/1/34	50,820	55,943
6.00%, 5/1/18	24,249	24,464
6.50%, 7/1/28-4/1/34	147,184	166,323
7.00%, 10/1/31	132,473	146,864
9.00%, 8/1/22-5/1/25	6,778	7,374
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 49.411%, 4/1/27[5]	97,510	22,189
Series 192,Cl. IO, 85.941%, 2/1/28[5]	32,585	7,861
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	107,239	19,840
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,757,744	2,747,693
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[7]	35,185	32,328
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	76,111	86,119
Series 2043,Cl. ZP, 6.50%, 4/15/28	348,206	387,822
Series 2053,Cl. Z, 6.50%, 4/15/28	66,283	74,975
Series 2279,Cl. PK, 6.50%, 1/15/31	141,632	160,617
Series 2326,Cl. ZP, 6.50%, 6/15/31	66,899	74,511
Series 2426,Cl. BG, 6.00%, 3/15/17	16,965	17,148
Series 2427,Cl. ZM, 6.50%, 3/15/32	252,539	286,347
Series 2461,Cl. PZ, 6.50%, 6/15/32	304,066	357,705

7 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2564,Cl. MP, 5.00%, 2/15/18	$380,877	$387,602
Series 2585,Cl. HJ, 4.50%, 3/15/18	194,297	199,745
Series 2626,Cl. TB, 5.00%, 6/15/33	312,300	334,056
Series 2635,Cl. AG, 3.50%, 5/15/32	80,979	83,743
Series 2707,Cl. QE, 4.50%, 11/15/18	276,061	282,470
Series 2770,Cl. TW, 4.50%, 3/15/19	38,488	39,777
Series 3010,Cl. WB, 4.50%, 7/15/20	193,564	199,792
Series 3025,Cl. SJ, 22.777%, 8/15/35[2]	40,133	60,866
Series 3030,Cl. FL, 0.938%, 9/15/35[2]	557,313	555,041
Series 3645,Cl. EH, 3.00%, 12/15/20	19,317	19,633
Series 3741,Cl. PA, 2.15%, 2/15/35	1,276,891	1,285,115
Series 3815,Cl. BD, 3.00%, 10/15/20	27,993	28,331
Series 3822,Cl. JA, 5.00%, 6/15/40	161,791	169,038
Series 3840,Cl. CA, 2.00%, 9/15/18	21,490	21,584
Series 3848,Cl. WL, 4.00%, 4/15/40	584,479	605,524
Series 3857,Cl. GL, 3.00%, 5/15/40	49,047	50,312
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,254,130	1,252,166
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 92.661%, 3/15/29[5]	82,054	15,423
Series 2796,Cl. SD, 99.999%, 7/15/26[5]	134,803	21,651
Series 2815,Cl. PT, 99.999%, 11/15/32[5]	766,373	23,741
Series 2920,Cl. S, 62.145%, 1/15/35[5]	778,289	131,043
Series 2922,Cl. SE, 26.821%, 2/15/35[5]	194,299	31,225
Series 2937,Cl. SY, 22.832%, 2/15/35[5]	2,303,755	411,885
Series 2981,Cl. AS, 12.492%, 5/15/35[5]	1,601,699	278,702
Series 3397,Cl. GS, 0.00%, 12/15/37[5,6]	374,677	69,671
Series 3424,Cl. EI, 0.00%, 4/15/38[5,6]	150,493	17,556
Series 3450,Cl. BI, 25.988%, 5/15/38[5]	951,054	141,310
Series 3606,Cl. SN, 26.169%, 12/15/39[5]	400,447	64,357
Federal National Mortgage Assn.:
2.50%, 12/1/31[8]	33,720,000	33,839,865
3.00%, 12/1/31[8]	33,675,000	34,614,217
3.50%, 12/1/46[8]	66,760,000	68,496,803
4.00%, 12/1/46[8]	56,330,000	59,264,057
4.50%, 12/1/46[8]	8,060,000	8,693,466
5.00%, 12/1/46[8]	17,750,000	19,447,345
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	58,269	59,855
5.50%, 2/1/35-4/1/39	1,312,310	1,473,671
6.50%, 5/1/17-11/1/31	435,945	492,863
7.00%, 11/1/17-7/1/35	42,089	45,908
7.50%, 1/1/33-3/1/33	1,832,790	2,207,263
8.50%, 7/1/32	6,984	7,591
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	217,847	33,032
Series 252,Cl. 2, 99.999%, 11/25/23[5]	196,583	34,249

8 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 303,Cl. IO, 64.589%, 11/25/29[5]	$89,388	$23,263
Series 308,Cl. 2, 25.416%, 9/25/30[5]	214,218	58,108
Series 320,Cl. 2, 28.025%, 4/25/32[5]	804,457	231,791
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	561,675	135,231
Series 331,Cl. 9, 23.178%, 2/25/33[5]	218,931	46,904
Series 334,Cl. 17, 11.936%, 2/25/33[5]	119,732	24,816
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	395,951	82,234
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	478,799	96,973
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	411,325	82,211
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	115,247	27,228
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	191,097	36,646
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	131,469	26,993
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	226,955	46,610
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	161,907	32,639
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	78,959	17,795
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	288,611	59,900
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	343,840	67,274
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	801,479	161,273
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	188,970	206,142
Series 1998-61,Cl. PL, 6.00%, 11/25/28	99,471	113,445
Series 1999-54,Cl. LH, 6.50%, 11/25/29	151,803	175,041
Series 2001-51,Cl. OD, 6.50%, 10/25/31	254,759	280,772
Series 2003-100,Cl. PA, 5.00%, 10/25/18	707,850	724,568
Series 2003-130,Cl. CS, 12.932%, 12/25/33[2]	134,346	144,974
Series 2003-28,Cl. KG, 5.50%, 4/25/23	439,920	479,180
Series 2003-84,Cl. GE, 4.50%, 9/25/18	44,613	45,888
Series 2004-101,Cl. BG, 5.00%, 1/25/20	11,436	11,457
Series 2004-25,Cl. PC, 5.50%, 1/25/34	154,957	160,070
Series 2005-104,Cl. MC, 5.50%, 12/25/25	2,266,550	2,476,632
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,623,889
Series 2005-73,Cl. DF, 0.834%, 8/25/35[2]	1,008,236	1,012,521
Series 2006-11,Cl. PS, 22.425%, 3/25/36[2]	126,300	189,892
Series 2006-46,Cl. SW, 22.057%, 6/25/36[2]	95,208	137,287
Series 2006-50,Cl. KS, 22.058%, 6/25/36[2]	185,462	275,164
Series 2006-50,Cl. SK, 22.058%, 6/25/36[2]	35,252	50,807
Series 2008-75,Cl. DB, 4.50%, 9/25/23	200,041	204,240
Series 2009-113,Cl. DB, 3.00%, 12/25/20	551,116	558,437
Series 2009-36,Cl. FA, 1.524%, 6/25/37[2]	307,229	314,016
Series 2009-37,Cl. HA, 4.00%, 4/25/19	210,474	213,536
Series 2009-70,Cl. TL, 4.00%, 8/25/19	721,821	731,751
Series 2010-43,Cl. KG, 3.00%, 1/25/21	261,556	265,827
Series 2011-15,Cl. DA, 4.00%, 3/25/41	135,554	140,224
Series 2011-3,Cl. EL, 3.00%, 5/25/20	905,376	917,297
Series 2011-3,Cl. KA, 5.00%, 4/25/40	735,601	792,404
Series 2011-38,Cl. AH, 2.75%, 5/25/20	22,867	23,091
Series 2011-82,Cl. AD, 4.00%, 8/25/26	539,059	550,861

9 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 99.999%, 3/17/31[5]	$49,996	$4,459
Series 2001-65,Cl. S, 37.399%, 11/25/31[5]	205,738	41,213
Series 2001-81,Cl. S, 36.661%, 1/25/32[5]	53,624	15,650
Series 2002-47,Cl. NS, 40.658%, 4/25/32[5]	122,168	30,299
Series 2002-51,Cl. S, 40.814%, 8/25/32[5]	112,167	21,906
Series 2002-52,Cl. SD, 47.797%, 9/25/32[5]	170,129	35,498
Series 2002-60,Cl. SM, 37.14%, 8/25/32[5]	166,918	29,897
Series 2002-7,Cl. SK, 37.903%, 1/25/32[5]	50,019	10,198
Series 2002-75,Cl. SA, 39.451%, 11/25/32[5]	248,547	57,432
Series 2002-77,Cl. BS, 27.901%, 12/18/32[5]	107,633	22,036
Series 2002-77,Cl. SH, 46.939%, 12/18/32[5]	75,010	15,918
Series 2002-89,Cl. S, 61.943%, 1/25/33[5]	394,164	100,815
Series 2002-9,Cl. MS, 36.343%, 3/25/32[5]	69,039	14,383
Series 2002-90,Cl. SN, 38.054%, 8/25/32[5]	85,952	15,395
Series 2002-90,Cl. SY, 43.455%, 9/25/32[5]	41,813	7,349
Series 2003-33,Cl. SP, 38.067%, 5/25/33[5]	224,584	46,697
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	390,692	47,242
Series 2004-54,Cl. DS, 57.206%, 11/25/30[5]	159,568	28,777
Series 2004-56,Cl. SE, 20.821%, 10/25/33[5]	302,947	69,045
Series 2005-12,Cl. SC, 25.064%, 3/25/35[5]	91,231	14,799
Series 2005-19,Cl. SA, 56.50%, 3/25/35[5]	1,894,169	367,083
Series 2005-40,Cl. SA, 58.842%, 5/25/35[5]	421,755	78,823
Series 2005-52,Cl. JH, 20.38%, 5/25/35[5]	1,044,610	170,814
Series 2005-6,Cl. SE, 69.638%, 2/25/35[5]	802,508	131,807
Series 2005-93,Cl. SI, 25.383%, 10/25/35[5]	453,060	84,077
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	261,359	29,944
Series 2009-8,Cl. BS, 99.999%, 2/25/24[5]	70,970	2,110
Series 2011-96,Cl. SA, 12.928%, 10/25/41[5]	943,786	176,240
Series 2012-134,Cl. SA, 10.594%, 12/25/42[5]	3,033,449	628,846
Series 2012-40,Cl. PI, 1.973%, 4/25/41[5]	3,333,494	444,779
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[7]	84,712	78,865
		257,369,636

GNMA/Guaranteed—1.5%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	1,172	1,175
Government National Mortgage Assn. II Pool:
3.50%, 12/1/46[8]	25,315,000	26,328,588
4.00%, 12/1/46[8]	12,335,000	13,062,572
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[5]	205,607	30,234
Series 2002-41,Cl. GS, 99.999%, 6/16/32[5]	65,665	6,617
Series 2002-76,Cl. SY, 99.999%, 12/16/26[5]	472,966	77,767
Series 2007-17,Cl. AI, 54.456%, 4/16/37[5]	1,726,555	334,353

10 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-52,Cl. HS, 31.495%, 4/16/41[5]	$1,975,714	$336,011
		40,177,317

Non-Agency—6.0%
Commercial—2.8%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.942%, 3/26/36[2]	2,160,343	2,165,653
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[2,4]	653,264	653,271
CD Commercial Mortgage Trust, Series 2016-CD2, 3.668%, 11/10/49[8]	1,035,000	1,066,044
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.775%, 1/25/36[2]	1,091,991	1,031,698
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[4]	1,520,000	1,530,108
Series 2013-CR7,Cl. D, 4.495%, 3/10/46[2,4]	2,075,000	1,883,620
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,584,933
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	575,000	609,075
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	3,020,000	3,118,942
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,760,000	1,808,808
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.032%, 12/10/45[5]	5,414,311	368,987
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	1,339,402	1,006,838
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	945,000	962,515
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 1.242%, 11/25/35[2]	598,247	403,169
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,4]	350,000	337,698
Series 2013-K26,Cl. C, 3.722%, 12/25/45[2,4]	460,000	438,202
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,4]	400,000	377,536
Series 2013-K28,Cl. C, 3.614%, 6/25/46[2,4]	2,460,000	2,342,054
Series 2013-K502,Cl. C, 3.077%, 3/25/45[2,4]	720,000	721,337
Series 2013-K712,Cl. C, 3.48%, 5/25/45[2,4]	730,000	732,879
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,4]	480,000	472,530
Series 2014-K715,Cl. C, 4.267%, 2/25/46[2,4]	155,000	153,552
Series 2015-K44,Cl. B, 3.811%, 1/25/48[2,4]	290,000	282,671
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	1,524,436	1,441,845
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.209%, 7/25/35[2]	345,508	340,820
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	2,090,000	2,132,740
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	2,005,000	2,172,984
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	270,000	272,546
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	1,400,000	1,470,492
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.09%, 7/25/35[2]	1,075,618	1,077,825
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[2,4]	1,179,943	1,068,439

11 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[2]	$880,000	$937,376
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,788,033
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,180,000	1,214,876
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,480,000	1,483,428
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C14,Cl. B, 4.801%, 2/15/47[2]	80,000	86,234
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,766,238
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	2,555,000	2,487,506
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.615%, 11/26/36[2,4]	1,893,824	1,404,370
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.747%, 6/26/46[2,4]	1,533,012	1,531,697
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.693%, 7/26/45[2,4]	275,169	275,078
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.973%, 8/25/34[2]	621,026	621,856
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.984%, 7/25/23[2]	1,499,391	1,523,304
Series 2014-DN1,Cl. M1, 1.584%, 2/25/24[2]	146,499	146,637
Series 2014-HQ2,Cl. M1, 2.034%, 9/25/24[2]	342,441	344,010
Series 2015-DNA3,Cl. M1, 1.942%, 4/25/28[2]	177,059	177,201
Series 2015-HQA2,Cl. M2, 3.392%, 5/25/28[2]	340,000	347,395
Series 2016-DNA2,Cl. M1, 1.834%, 10/25/28[2]	1,976,204	1,979,559
Series 2016-DNA3,Cl. M1, 1.692%, 12/25/28[2]	1,938,839	1,941,894
Series 2016-DNA4,Cl. M1, 1.392%, 3/25/29[2]	1,188,167	1,187,915
Series 2016-HQA2,Cl. M1, 1.792%, 11/25/28[2]	1,315,245	1,316,970
Series 2016-HQA3,Cl. M1, 1.392%, 3/25/29[2]	1,481,759	1,483,372
Series 2016-HQA4,Cl. M1, 1.392%, 4/25/29[2]	2,434,041	2,430,822
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	1,250,000	1,297,622
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.99%, 6/15/45[2,4]	500,000	481,463
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,071,666
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	960,045
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	1,000,000	1,069,217
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 31.351%, 3/15/44[4,5]	12,909,035	566,803
		72,952,398

Residential—3.2%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.372%, 6/25/35[2]	4,000,000	3,822,318
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	200,297	178,236
Series 2007-C,Cl. 1A4, 3.073%, 5/20/36[2]	205,842	186,137

12 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$616,886	$563,604
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[2]	1,861,252	1,874,971
Series 2005-9,Cl. A1, 2.83%, 10/25/35[2]	1,180,899	1,143,402
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	1,772,801	1,764,973
Bear Stearns Asset Backed Securities I Trust:
Series 2004-HE9,Cl. M2, 2.334%, 11/25/34[2]	2,266,338	2,097,437
Series 2005-HE6,Cl. M2, 1.597%, 6/25/35[2]	3,859,022	3,699,830
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.702%, 7/25/36[2]	42,660	42,629
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	698,432	650,779
Series 2006-6,Cl. A3, 6.00%, 4/25/36	327,996	294,298
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 1.537%, 10/25/34[2]	3,750,000	3,425,491
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[2]	2,962,551	2,957,053
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.184%, 1/25/24[2]	188,480	189,554
Series 2014-C02,Cl. 2M1, 1.534%, 5/25/24[2]	482,627	483,125
Series 2014-C03,Cl. 1M1, 1.784%, 7/25/24[2]	2,524,362	2,530,330
Series 2014-C03,Cl. 2M1, 1.792%, 7/25/24[2]	1,102,995	1,104,403
Series 2014-C04,Cl. 2M1, 2.684%, 11/25/24[2]	87,802	87,900
Series 2015-C02,Cl. 1M1, 1.742%, 5/25/25[2]	231,073	231,162
Series 2015-C03,Cl. 1M1, 2.092%, 7/25/25[2]	893,631	895,318
Series 2015-C03,Cl. 2M1, 2.092%, 7/25/25[2]	238,392	238,965
Series 2016-C02,Cl. 1M1, 2.742%, 9/25/28[2]	257,285	260,088
Series 2016-C03,Cl. 2M1, 2.792%, 10/25/28[2]	464,101	469,078
Series 2016-C06,Cl. 1M1, 1.892%, 4/25/29[2]	2,215,000	2,215,908
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	913,533	875,839
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	3,265,937	2,940,421
Countrywide Asset-Backed Certificates Trust, Series 2004-6, Cl. M5, 2.497%, 8/25/34[2]	828,764	791,387
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[2]	11,196	11,005
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.902%, 7/25/35[2]	457,522	443,106
Impac Secured Assets CMN Owner Trust, Series 2004-4, Cl. M4, 2.017%, 2/25/35[2]	5,000,000	4,370,989
RAMP Trust:
Series 2005-RS2,Cl. M4, 1.312%, 2/25/35[2]	4,469,000	4,113,663
Series 2005-RS6,Cl. M4, 1.567%, 6/25/35[2]	5,700,000	5,108,878
Series 2006-EFC1,Cl. M2, 0.992%, 2/25/36[2]	5,490,000	4,703,990
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 0.912%, 5/25/37[2,4]	13,836,110	13,420,760
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.825%, 10/25/33[2]	555,233	566,939
Series 2005-AR14,Cl. 1A4, 2.766%, 12/25/35[2]	739,008	715,740
Series 2005-AR16,Cl. 1A1, 2.643%, 12/25/35[2]	804,238	757,326

13 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.998%, 6/25/35[2]	$2,059,592	$2,142,475
Series 2005-AR13,Cl. 1A5, 3.057%, 5/25/35[2]	932,085	935,029
Series 2005-AR15,Cl. 1A2, 2.983%, 9/25/35[2]	1,402,855	1,366,514
Series 2005-AR15,Cl. 1A6, 2.983%, 9/25/35[2]	731,503	695,481
Series 2005-AR4,Cl. 2A2, 2.997%, 4/25/35[2]	3,594,281	3,597,615
Series 2006-AR10,Cl. 1A1, 3.022%, 7/25/36[2]	442,983	426,454
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[2]	2,311,452	2,277,540
Series 2006-AR14,Cl. 1A2, 3.061%, 10/25/36[2]	396,169	371,062
Series 2006-AR2,Cl. 2A3, 2.942%, 3/25/36[2]	309,914	304,712
Series 2006-AR7,Cl. 2A4, 3.089%, 5/25/36[2]	155,988	148,880
Series 2006-AR8,Cl. 2A1, 3.082%, 4/25/36[2]	2,133,424	2,103,465
Series 2006-AR8,Cl. 2A4, 3.082%, 4/25/36[2]	408,742	403,002
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	354,283	368,314
Series 2007-AR3,Cl. A4, 5.949%, 4/25/37[2]	29,441	27,390
Series 2007-AR8,Cl. A1, 3.157%, 11/25/37[2]	724,054	649,257
		86,044,222
Total Mortgage-Backed Obligations (Cost $454,485,837)		456,543,573

U.S. Government Obligations—0.4%
Federal Home Loan Bank Nts., 1.375%, 11/15/19	910,000	907,490
Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19	1,519,000	1,498,553
1.875%, 9/24/26	3,326,000	3,077,751
United States Treasury Nts.:
0.75%, 2/28/18[9]	202,000	201,467
1.50%, 5/31/19[9,10]	4,530,000	4,556,011
Total U.S. Government Obligations (Cost $10,475,788)		10,241,272

Non-Convertible Corporate Bonds and Notes—23.4%
Consumer Discretionary—2.9%
Auto Components—0.0%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	731,218

Automobiles—0.7%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,137,000	1,718,312
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,011,000	4,888,155
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,986,000	2,144,594
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	2,330,000	2,353,645
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	605,795
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[4]	2,342,000	2,352,504
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[4]	566,000	557,531
2.00% Sr. Unsec. Nts., 3/8/19[4]	1,666,000	1,662,566
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[4]	2,198,000	2,211,737
		18,494,839

14 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	$2,106,000	$2,200,559

Hotels, Restaurants & Leisure—0.2%
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	975,000	986,331
6.375% Sr. Unsec. Nts., 6/15/17	2,114,000	2,169,545
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	1,030,000	1,042,436
		4,198,312

Household Durables—0.5%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,283,000	2,197,388
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,412,000	1,421,047
5.00% Sr. Unsec. Nts., 11/15/23	2,306,000	2,464,625
5.50% Sr. Unsec. Nts., 4/1/46	546,000	615,270
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	2,355,000	2,225,475
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,362,000	2,364,953
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	521,221
1.65% Sr. Unsec. Nts., 11/1/17	510,000	510,819
		12,320,798

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,285,772

Media—0.7%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[4]	938,000	949,311
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22[4]	1,010,000	1,049,506
6.484% Sr. Sec. Nts., 10/23/45[4]	1,475,000	1,657,655
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,388,506
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	1,037,000	957,458
Historic TW, Inc., 9.15% Debs., 2/1/23	560,000	723,218
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	790,000	815,252
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	2,308,000	2,309,029
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[4]	1,054,000	1,052,588
6.10% Sr. Unsec. Nts., 2/15/18[4]	752,000	786,694
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,353,281
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,218,000	1,076,073
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26	1,092,000	1,019,058
3.875% Sr. Unsec. Nts., 1/15/26	100,000	100,576
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	462,000	442,981
3.45% Sr. Unsec. Nts., 10/4/26	559,000	534,446
4.375% Sr. Unsec. Nts., 3/15/43	706,000	618,419

15 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[4]	$1,502,000	$1,458,818
		19,292,869

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,190,000	2,337,825

Specialty Retail—0.3%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	381,000	381,050
1.625% Sr. Unsec. Nts., 4/21/19	412,000	408,598
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,381,000	1,523,160
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	784,000	832,020
Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	1,003,000	916,329
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,102,193
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	2,160,000	2,251,800
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,015,783
		9,430,933

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[4]	1,572,000	1,575,616
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	1,973,000	1,977,932
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,029,000	1,041,863
		4,595,411

Consumer Staples—1.9%
Beverages—0.6%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,720,000	2,720,889
3.65% Sr. Unsec. Nts., 2/1/26	439,000	441,949
4.90% Sr. Unsec. Nts., 2/1/46	545,000	583,991
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,338,996
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,118,000	1,119,759
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,175,000	2,346,890
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	2,019,000	1,968,426
4.20% Sr. Unsec. Nts., 7/15/46	598,000	553,203
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[4]	1,944,000	1,948,522
4.25% Sr. Unsec. Nts., 7/15/22[4]	1,663,000	1,751,823
		15,774,448

Food & Staples Retailing—0.4%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	2,260,000	2,141,402
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	634,000	649,925
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	156,285
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,155,303

16 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The): (Continued)
6.90% Sr. Unsec. Nts., 4/15/38	$546,000	$689,898
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	1,598,000	1,600,896
3.10% Sr. Unsec. Nts., 6/1/23	2,475,000	2,444,686
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,206,000	1,264,241
		11,102,636

Food Products—0.7%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,055,000	1,064,512
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,374,572
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,095,725
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,374,612
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	1,804,000	1,807,772
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	2,100,000	2,118,278
4.375% Sr. Unsec. Nts., 6/1/46	1,275,000	1,212,197
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[4]	1,203,000	1,199,993
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[4]	2,329,000	2,291,023
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[4]	1,110,000	1,159,950
		16,698,634

Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	1,424,000	1,316,682
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[4]	2,365,000	2,369,905
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	1,795,000	2,128,358
		5,814,945

Energy—1.9%
Energy Equipment & Services—0.3%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	615,000	629,964
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	938,881
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[4]	2,205,000	2,212,775
4.00% Sr. Unsec. Nts., 12/21/25[4]	1,276,000	1,323,953
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[4]	2,330,000	2,330,892
		7,436,465

Oil, Gas & Consumable Fuels—1.6%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	431,000	381,979
6.20% Sr. Unsec. Nts., 3/15/40	423,000	457,626
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	714,231
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,166,000	1,184,409
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,326,000	2,309,537

17 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	$557,000	$534,265
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,300,000	2,286,922
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,054,997
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,109,000	1,152,947
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	304,891
5.95% Sr. Unsec. Nts., 3/15/46	595,000	707,651
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	691,000	617,188
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	566,000	556,896
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	671,637
4.90% Sr. Unsec. Nts., 5/15/46	246,000	239,724
EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	1,301,000	1,250,573
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,824,000	1,822,280
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[4]	15,300,000	16,456,680
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	621,000	590,474
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,020,000	1,076,871
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,977,000	1,920,371
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,565,000	1,656,527
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	1,722,000	1,701,615
4.00% Sr. Unsec. Nts., 5/10/46	840,000	779,255
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	2,119,000	2,120,928
		43,550,474

Financials—9.7%
Capital Markets—0.9%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[4]	1,741,000	1,738,578
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	966,000	916,939
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,243,000	2,190,832
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,325,000	1,331,906
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	860,000	873,560
Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	1,145,000	1,172,765
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,11]	2,370,000	2,364,075
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[2,11]	296,000	236,615
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,367,000	1,338,581
3.75% Sr. Unsec. Nts., 2/25/26	1,323,000	1,329,984
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[2,11]	6,575,000	5,465,469
Morgan Stanley, 5% Sub. Nts., 11/24/25	2,079,000	2,222,942
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,318,000	1,283,887
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,542,934
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[4]	1,375,000	1,388,434
		25,397,501

18 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Banks—6.7%
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	$1,930,000	$1,847,373
7.75% Jr. Sub. Nts., 5/14/38	1,557,000	2,165,197
8.00% Jr. Sub. Perpetual Bonds, Series K2,11	26,470,000	26,900,137
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	2,350,000	2,309,639
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	2,130,000	2,134,695
3.375% Sr. Unsec. Nts., 12/2/26	934,000	920,333
Citigroup, Inc.:
5.875% Jr. Sub. Perpetual Bonds[2,11]	27,251,000	27,285,064
6.675% Sub. Nts., 9/13/43	1,056,000	1,341,240
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	1,837,000	1,828,768
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[4]	1,359,000	1,372,078
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,368,000	1,379,736
First Republic Bank, 4.375% Sub. Nts., 8/1/46	983,000	889,955
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	2,179,000	2,189,623
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	1,938,000	1,886,788
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,470,000	1,489,232
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[4]	1,821,000	1,829,473
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	519,000	509,489
2.70% Sr. Unsec. Nts., 5/18/23	1,001,000	975,397
7.90% Jr. Sub. Perpetual Bonds, Series 1[2,11]	25,750,000	26,168,437
6.75% Jr. Sub. Perpetual Bonds, Series S2,11	1,671,000	1,798,414
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	1,979,000	1,926,970
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[2,4,11]	125,000	133,750
6.657% Jr. Sub. Perpetual Bonds[2,4,11]	1,913,000	2,051,692
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,902,771
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,11]	2,314,000	2,139,062
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	1,359,000	1,360,320
Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[2,4,11]	2,600,000	2,037,750
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	991,000	959,765
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	1,356,000	1,357,285
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[4]	1,440,000	1,446,549
US Bancorp, 3.10% Sub. Nts., 4/27/26	1,392,000	1,358,868
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[2,11]	26,328,000	25,719,165
Wells Fargo & Co.:
7.98% Jr. Sub. Perpetual Bonds, Series K2,11	24,815,000	25,466,394
5.90% Jr. Sub. Perpetual Bonds, Series S2,11	1,844,000	1,855,986
		176,937,395

Consumer Finance—0.3%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	2,276,000	2,247,550
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	1,829,000	1,779,204
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,201,000	1,166,639
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,617,128

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	$620,000	$635,075
		7,445,596

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	690,000	694,270
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[4]	1,191,000	1,165,918
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[4]	1,199,000	1,200,521
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	2,235,000	2,204,269
		5,264,978

Insurance—1.2%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26[8]	1,393,000	1,395,244
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,451,000	1,432,250
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[4]	1,733,000	1,823,014
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[4]	1,313,000	1,285,515
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	1,351,000	1,413,080
MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[2,11]	1,672,000	1,655,280
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	17,031,250
Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46	965,000	939,928
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]	576,000	589,075
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[4]	2,153,000	2,180,003
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,11]	1,340,000	1,025,100
		30,769,739

Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	990,627
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,189,366
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,253,777
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,222,000	1,242,241
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	962,000	973,644
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	799,734
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[4]	1,997,000	2,002,931
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	477,441
		9,929,761

Health Care—1.4%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,077,000	1,063,050
4.70% Sr. Unsec. Nts., 5/14/45	368,000	359,711
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	640,000	687,491
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,043,000	1,060,773
5.00% Sr. Unsec. Nts., 8/15/45	257,000	265,235
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,042,000	1,071,089

20 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Biotechnology (Continued)
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	$2,332,000	$2,302,381
3.20% Sr. Unsec. Nts., 9/23/26	1,791,000	1,681,581
		8,491,311

Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,307,000	2,309,067
4.90% Sr. Unsec. Nts., 11/30/46	948,000	952,715
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	1,107,000	1,022,043
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,916,754
3.875% Sr. Unsec. Nts., 5/15/24	753,000	777,791
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,756,000	1,760,037
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	823,000	826,025
		9,564,432

Health Care Providers & Services—0.3%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,044,000	1,057,221
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	1,545,000	1,602,204
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[4]	1,538,000	1,707,180
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	2,985,000	2,977,532
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	880,000	887,928
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	952,000	938,464
		9,170,529

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	932,000	935,652
3.00% Sr. Unsec. Nts., 4/15/23	957,000	945,084
4.15% Sr. Unsec. Nts., 2/1/24	916,000	957,182
5.30% Sr. Unsec. Nts., 2/1/44	743,000	823,902
		3,661,820

Pharmaceuticals—0.3%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,251,247
2.35% Sr. Unsec. Nts., 3/12/18	717,000	721,488
3.80% Sr. Unsec. Nts., 3/15/25	1,420,000	1,428,699
4.75% Sr. Unsec. Nts., 3/15/45	751,000	745,855
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	618,000	617,547
Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	2,132,000	2,092,942
		6,857,778

Industrials—1.4%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[4]	1,739,000	1,776,378

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26[8]	$597,000	$596,755
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,097,000	1,126,644
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,195,000	1,282,146
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	633,251
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,216,760
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	403,000	403,035
		7,034,969

Building Products—0.1%
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	409,000	408,817
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,596,000	1,527,707
		1,936,524

Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,794,000	1,767,798
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	1,137,000	1,089,634
3.80% Sr. Unsec. Nts., 5/15/18	1,860,000	1,914,840
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	557,000	553,601
		5,325,873

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[4]	2,260,000	2,330,602

Industrial Conglomerates—0.0%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	1,150,000	1,159,001

Machinery—0.3%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[4]	2,365,000	2,346,309
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,928,424
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,186,000	2,211,124
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[4]	929,000	894,556
		7,380,413

Professional Services—0.1%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[4]	1,948,000	1,956,244

Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	476,578
CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	557,000	508,252
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[4]	1,873,000	1,949,862
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	777,979
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[4]	1,222,000	1,177,615
3.75% Sr. Unsec. Nts., 5/11/17[4]	1,300,000	1,312,475

22 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Road & Rail (Continued)
Penske Truck Leasing Co. LP/PTL Finance Corp.: (Continued)
4.25% Sr. Unsec. Nts., 1/17/23[4]	$788,000	$820,077
		7,022,838

Trading Companies & Distributors—0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,315,000	2,349,725
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	983,000	939,486
		3,289,211

Information Technology—1.0%
Electronic Equipment, Instruments, & Components—0.1%
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	1,829,000	1,924,849

IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,138,000	1,104,943
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,805,651
2.85% Sr. Unsec. Nts., 10/15/18	550,000	559,817
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,046,876
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	798,000	801,021
6.75% Sr. Unsec. Nts., 2/1/17	398,000	400,991
		6,719,299

Semiconductors & Semiconductor Equipment—0.1%
Analog Devices, Inc.:
2.50% Sr. Unsec. Nts., 12/5/21	472,000	470,084
4.50% Sr. Unsec. Nts., 12/5/36	208,000	206,644
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	689,055
		1,365,783

Software—0.4%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[4]	2,198,000	2,143,874
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,832,000	1,836,844
4.375% Sr. Unsec. Nts., 6/15/25	705,000	725,609
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[4]	2,296,000	2,341,165
6.02% Sr. Sec. Nts., 6/15/26[4]	1,409,000	1,477,972
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[4]	1,538,000	1,572,605
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	1,390,000	1,344,045
		11,442,114

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,314,230
Hewlett Packard Enterprise Co.:
2.70% Sr. Unsec. Nts., 10/5/17[4]	1,578,000	1,595,293

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co.: (Continued)
6.60% Sr. Unsec. Nts., 10/15/45[4]	$984,000	$967,044
		3,876,567

Materials—1.1%
Chemicals—0.5%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	905,494
4.125% Sr. Unsec. Nts., 3/15/35	465,000	426,977
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[4]	1,066,000	1,047,256
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	274,000	275,961
4.65% Sr. Unsec. Nts., 10/15/44	565,000	546,793
Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	2,243,000	2,247,132
3.70% Sr. Unsec. Nts., 11/1/46	371,000	338,428
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,242,000	2,242,000
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,864,181
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	612,677
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,123,085
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[4]	1,405,000	1,381,577
		13,011,561

Construction Materials—0.2%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[4]	1,625,000	1,695,434
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[4]	2,242,000	2,338,406
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[4]	558,000	544,329
		4,578,169

Containers & Packaging—0.1%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	98,000	102,349
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,088,000	1,018,283
4.80% Sr. Unsec. Nts., 6/15/44	874,000	845,646
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	524,530
4.50% Sr. Unsec. Nts., 11/1/23	1,673,000	1,774,128
		4,264,936

Metals & Mining—0.2%
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	2,291,000	2,292,663
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[4]	1,988,000	1,990,581
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	610,517
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	926,000	953,514
		5,847,275

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Paper & Forest Products—0.1%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[4]	$514,000	$519,385
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[4]	1,231,000	1,198,686
		1,718,071

Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	2,410,000	2,395,388
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,614,933
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	1,700,000	2,590,156
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[4]	2,275,000	2,280,467
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,313,434
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	667,000	778,043
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	1,615,000	1,548,793
4.125% Sr. Unsec. Nts., 8/15/46	952,000	853,521
4.50% Sr. Unsec. Nts., 9/15/20	2,710,000	2,895,139
4.522% Sr. Unsec. Nts., 9/15/48	1,193,000	1,133,331
		18,403,205

Utilities—1.4%
Electric Utilities—0.9%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[4]	1,159,000	1,193,574
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[4]	1,144,000	1,124,931
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,086,000	964,704
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,387,888
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[4]	75,000	75,028
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[4]	2,101,000	2,175,340
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	575,000	558,094
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	465,000	478,861
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	588,000	628,025
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,354,209
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	391,197
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[4]	2,970,000	3,212,907
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,117,380
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,039,000	2,021,632
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,102,000	2,193,817
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[4]	1,394,000	1,422,574
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	1,113,000	1,115,116
		23,415,277

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers—0.3%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[4,12]	$5,470,673	$7,426,439

Multi-Utilities—0.2%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,012,000	2,026,084
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,316,000	1,361,856
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	648,000	713,020
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	1,031,000	1,065,521
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	2,108,000	2,079,686
		7,246,167
Total Non-Convertible Corporate Bonds and Notes (Cost $609,451,027)		618,432,365

Convertible Corporate Bond and Note—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[3] (Cost $21,126,905)	20,500,000	21,525,000

Corporate Loans—2.3%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/21[2,8]	26,315,930	26,620,221
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.588%, 2/26/21[2]	17,000,000	17,133,875
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[2]	8,070,812	8,081,739
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[2]	3,293,069	3,000,398
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.75%, 6/9/23[2]	6,000,000	6,016,500
Total Corporate Loans (Cost $60,500,480)		60,852,733

			Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Put[1]		USD	2,100.000	1/20/17	USD	120	$164,400
S&P 500 Index Put[1]		USD	2,075.000	12/16/16	USD	400	93,600
Total Exchange-Traded Options Purchased (Cost $1,633,445)							258,000

	Counter- party
Over-the-Counter Option Purchased—0.1%
CNH Currency Put[1] (Cost $3,507,650)	CITNA-B	CNH	7.300	11/29/17	CNH	1,131,500,000	3,276,824

26 OPPENHEIMER CAPITAL INCOME FUND

	Counter-	Buy /Sell	Reference		Expiration
	party	Protection	Asset	Fixed Rate	Date	Notional (000’s)		Value
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	12,891,000	$7,267
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	14,979,000	8,444
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	14,979,000	8,443

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $682,588)								24,154

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	0.850%	11/19/18	JPY	512,000	32,438
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	136,355
Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	68,555
Interest Rate Swap maturing 9/6/28 Call[1]	GSCOI	Pay	Three-Month USD BBA LIBOR	1.610	9/4/18	USD	13,100	1,077,419

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,051,082)								1,314,767

	Shares
Investment Companies—16.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[13,14]	33,996,570	$33,996,570
Oppenheimer Master Loan Fund, LLC[13]	15,497,138	246,430,692
Oppenheimer Ultra-Short Duration Fund, Cl. Y13	26,333,622	131,931,444
SPDR Gold Trust Exchange Traded Fund[1,15]	201,900	22,562,325
Total Investment Companies (Cost $465,704,029)		434,921,031

Total Investments, at Value (Cost $2,889,494,159)	110.4%	2,915,855,320
Net Other Assets (Liabilities)	(10.4)	(275,190,370)
Net Assets	100.0%	$2,640,664,950

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities at period end was $35,226,901, which represents 1.33% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.793%, 5/10/32	5/14/13-1/9/15	$335,181	$343,007	$7,826
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 1.538%, 9/15/41	5/15/13	1,141,490	639,436	(502,054)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.838%, 9/15/41	4/19/13-5/29/13	15,337,420	12,719,458	(2,617,962)
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13-10/30/15	21,126,905	21,525,000	398,095

		$37,940,996	$35,226,901	$(2,714,095)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $262,182,990 or 9.93% of the Fund’s net assets at period end.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $7,045,927 or 0.27% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $111,193 or less than 0.005% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $722,123. See Note 6 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

28 OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS

	Shares				Shares
	August 31, 2016	Gross	Gross		November 30,
		Additions	Reductions		2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	103,649,970	208,109,899	277,763,299		33,996,570
Oppenheimer Master Loan Fund, LLC	15,497,138	—	—		15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	18,286,561	8,047,061	—		26,333,622

		Value	Income		Realized Loss

Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$33,996,570	$49,801		$—
Oppenheimer Master Loan Fund, LLC		246,430,692	3,711,314	[b]	(1,008,482)	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		131,931,444	321,377		—

Total		$412,358,706	$4,082,492		$(1,008,482)

  a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

  b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of November 30, 2016
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	12/2016	USD	20,639	GBP	16,380	$131,775	$—
BOA	12/2016	USD	28,557	CAD	37,605	556,501	—
BOA	12/2016	USD	39,352	CHF	38,025	1,897,308	—
BOA	12/2016	USD	25,480	THB	892,000	483,236	—
CITNA-B	12/2016	USD	26,944	EUR	23,905	1,580,869	—
CITNA-B	12/2016	USD	15,311	GBP	11,590	800,422	—
DEU	12/2016	CAD	2,770	USD	2,046	16,651	—
DEU	12/2016	CHF	38,025	USD	39,379	—	1,924,124
DEU	12/2016	USD	39,247	CHF	38,025	1,792,272	—
GSCO-OT	12/2016	CHF	8,030	USD	8,138	—	228,559
GSCO-OT	04/2017	USD	7,602	CNH	50,500	378,983	—
JPM	04/2017	CNH	50,500	USD	7,223	—	401
JPM	12/2016	USD	17,686	AUD	23,730	171,358	—
JPM	11/2017	USD	17,184	CNH	122,000	—	725
JPM	12/2016	USD	19,794	JPY	2,024,000	2,081,772	—

Total Unrealized Appreciation and Depreciation						$9,891,147	$2,153,809

Futures Contracts as of November 30, 2016
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

Euro-BONO	EUX	Sell	12/8/16	100	$14,717,077	$115,395

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

Euro-BTP	EUX	Sell	12/8/16	176	$25,243,592	$822,607
Euro-BUND	EUX	Buy	12/8/16	292	49,844,236	(111,228)
Euro-OAT	EUX	Sell	12/8/16	82	13,290,794	22,513
United States Treasury Long Bonds	CBT	Buy	3/22/17	125	18,910,156	(117,909)
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	239	29,759,234	31,162
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	496	107,539,000	10,515
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	34	4,006,688	687
United States Ultra Bonds	CBT	Buy	3/22/17	239	38,576,094	(32,298)

						$741,444

Over-the-Counter Options Written at November 30, 2016
		Exercise	Expiration		Premiums
Description	Counterparty	Price	Date	Number of Contracts	Received	Value

CNH Currency Put	CITNA-B CNH	8.000	11/29/17	CNH (1,240,000,000)	$1,289,600	$(1,137,080)

Centrally Cleared Credit Default Swaps at November 30, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.IG.23	Sell	1.000%	12/20/19	USD	25,000	$(177,124)	$420,014
CDX.IG.25	Sell	1.000	12/20/20	USD	4,800	(50,881)	79,085
CDX.IG.26	Sell	1.000	6/20/21	USD	6,400	(86,068)	107,925
CDX.NA.HY.21	Buy	5.000	12/20/18	USD	14,688	909,840	(1,065,004)
CDX.NA.HY.25	Buy	5.000	12/20/20	USD	6,683	350,460	(460,432)
CDX.NA.HY.26	Buy	5.000	6/20/21	USD	19,200	939,307	(1,252,934)
iTraxx.Main.25	Buy	1.000	6/20/21	EUR	33,000	572,069	(480,338)
Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD	3,095	179,341	(179,487)

Total of Centrally Cleared Credit Default Swaps						$2,636,944	$(2,831,171)

Over-the-Counter Credit Default Swaps at November 30, 2016
					Notional
		Buy/Sell	Fixed	Maturity	Amount		Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)		Received/(Paid)	Value

CDX.NA.HY.21	CITNA-B	Sell	5.000%	12/20/18	USD	1,920	$1,071,501	$(381,517)

CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	584	318,928	(115,981)

CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	2,352	1,560,755	(1,103,559)

Malaysia	BAC	Buy	1.000	12/20/21	USD	1,500	(25,268)	36,998

Malaysia	BNP	Buy	1.000	12/20/21	USD	7,500	(129,984)	184,991

Malaysia	MOS-A	Buy	1.000	12/20/21	USD	7,500	(126,336)	184,991

Total of Over-the-Counter Credit Default Swaps							$2,669,596	$(1,194,077)

30 OPPENHEIMER CAPITAL INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for		Reference
Type of Reference Asset on which	Selling Credit Protection	Amount	Asset Rating
the Fund Sold Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Corporate Debt Indexes	$36,200,000	$ —	BBB+
Non-Investment Grade Corporate Debt Indexes	4,854,802	21,370,500	B+

Total	$41,054,802	$21,370,500

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at November 30, 2016
	Pay/Receive							Premiums
	Floating		Floating	Fixed	Maturity	Notional Amount		Received /
Counterparty	Rate		Rate	Rate	Date		(000’s)	(Paid)	Value

		Three-Month CNY
BOA	Receive	CNREPOFIX=CFXS		2.730%	11/6/20	CNY	10,000	$—	$(27,708)

		Three-Month CNY
BOA	Receive	CNREPOFIX=CFXS		2.900	7/24/20	CNY	84,000	—	(163,836)

		Three-Month CNY
GSG	Receive	CNREPOFIX=CFXS		2.830	8/14/20	CNY	19,000	—	(42,909)

Total of Over-the-Counter Interest Rate Swaps								$—	$(234,453)

Over-the-Counter Credit Default Swaptions Written at November 30, 2016
							Notional
	Counter-	Buy/Sell	Reference	Fixed	Expiration		Amount	Premiums
Description	party	Protection	Asset	Rate	Date		(000’s)	Received	Value

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000%	12/21/16	USD	14,979	$80,886	$(399)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	14,979	80,887	(398)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	12,891	67,033	(343)

Total of Over-the-Counter Credit Default Swaptions Written								$228,806	$(1,140)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
BONO	Spanish Government Bonds
BUND	German Federal Obligation
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CDX.NA.HY.26	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
iTraxx.Main.25	Credit Default Swap Trading Index for a Specific Basket of Securities
OAT	French Government Bonds
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

32 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 9,657 shares with net assets of $22,540,055 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

33 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

34 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair

35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$52,202,194	$—	$—	$52,202,194
Consumer Staples	54,240,928	21,362,172	—	75,603,100
Energy	115,370,857	—	—	115,370,857
Financials	176,379,039	—	—	176,379,039
Health Care	142,211,711	14,329,854	—	156,541,565
Industrials	186,368,906	—	—	186,368,906
Information Technology	101,884,843	—	—	101,884,843
Materials	61,764,950	—	—	61,764,950
Telecommunication Services	63,725,078	—	—	63,725,078
Utilities	58,574,314	—	—	58,574,314
Preferred Stocks	—	6,355,500	—	6,355,500
Asset-Backed Securities	—	240,336,361	13,358,894	253,695,255

36 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Mortgage-Backed Obligations	$—	$456,543,573	$—	$456,543,573
U.S. Government Obligations	—	10,241,272	—	10,241,272
Non-Convertible Corporate Bonds and Notes	—	618,432,365	—	618,432,365
Convertible Corporate Bond and Note	—	21,525,000	—	21,525,000
Corporate Loans	—	60,852,733	—	60,852,733
Exchange-Traded Options Purchased	258,000	—	—	258,000
Over-the-Counter Option Purchased	—	3,276,824	—	3,276,824
Over-the-Counter Credit Default
Swaptions Purchased	—	24,154	—	24,154
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,314,767	—	1,314,767
Investment Companies	188,490,339	—	—	188,490,339

Total Investments, at Value	1,201,471,159	1,454,594,575	13,358,894	2,669,424,628
Other Financial Instruments:
Swaps, at value	—	406,980	—	406,980
Centrally cleared swaps, at value	—	607,024	—	607,024
Futures contracts	1,002,879	—	—	1,002,879
Forward currency exchange contracts	—	9,891,147	—	9,891,147

Total Assets excluding investment companies valued using practical expedient	$1,202,474,038	$1,465,499,726	$13,358,894	2,681,332,658

Investment company valued using practical expedient				246,430,692

Total Assets				$2,927,763,350

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,835,510)	$—	$(1,835,510)
Centrally cleared swaps, at value	—	(3,438,195)	—	(3,438,195)
Options written, at value	—	(1,137,080)	—	(1,137,080)
Futures contracts	(261,435)	—	—	(261,435)
Forward currency exchange contracts	—	(2,153,809)	—	(2,153,809)
Swaptions written, at value	—	(1,140)	—	(1,140)

Total Liabilities	$(261,435)	$(8,565,734)	$—	$(8,827,169)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 16.4% of the Master Fund at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations,

38 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$388,775,871
Sold securities	111,038,221

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for

39 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $4,587,595 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$6,263,931
Market Value	$7,426,439
Market Value as % of Net Assets	0.28%

40 OPPENHEIMER CAPITAL INCOME FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

41 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase

42 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $42,963,863 and $224,171,857, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $154,638,028 and $94,559,987 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include

43 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,463,033 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

44 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $380,387 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of August 31, 2016	525,000,000	$652,400
Options written	1,265,720,000	1,482,500
Options exercised	(550,720,000)	(845,300)

Options outstanding as of November 30, 2016	1,240,000,000	$1,289,600

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s

45 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $156,173,299 and $41,054,802 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of

46 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

$16,802,814 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $2,152,788 and $102,866 on purchased and written swaptions, respectively.

47 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of August 31, 2016	42,849,000	$228,806

Swaptions outstanding as of November 30, 2016	42,849,000	$228,806

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $17,543,934.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

48 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

49 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS Unaudited / Continued

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,890,848,592
Federal tax cost of other investments	120,525,171

Total federal tax cost	$3,011,373,763

Gross unrealized appreciation	$140,718,470
Gross unrealized depreciation	(105,823,133)

Net unrealized appreciation	$34,895,337

50 OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017